Related Party and Party-in-Interest Transactions (Tables)	12 Months Ended
Dec. 31, 2025
EBP 008
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Schedule of Related Party Transactions
Shares of UGI Common Stock are offered as an investment option to Plan participants, and are considered related party transactions. Additionally, the Plan issues notes to participants, which are secured by the participant’s account balances. These transactions qualify as party-in-interest transactions, but are exempt from the prohibited transaction rules of ERISA and the IRC under statutory or governmental agency exemptions.

	Plan Year
	2025	2024
Fair value of UGI Common Stock held by the Plan	$27,365,501	$22,487,831
Original cost of UGI Common Stock held by the Plan	$22,036,629	$23,394,271
Shares held of UGI Common Stock	720,301	779,814
Total sales at market value related to UGI Common Stock	$3,524,552	$1,694,900
Total contributions into UGI Common Stock	$1,029,131	$993,592